INCOME TAXES	6 Months Ended
Jun. 30, 2022
INCOME TAXES
Income Taxes

16. INCOME TAXES

Income tax expense is recognized at an amount determined by multiplying the income (loss) before income taxes for the interim period for each significant jurisdiction by management’s best estimate of the annual income tax rate expected for the full fiscal year for each significant jurisdiction.

There was no current or deferred income tax expense recorded for the six months ended June 30, 2022. The Company’s effective income tax rate of nil% for the six months ended June 30, 2022 is different than the statutory rate primarily due to the nonrecognition of deferred tax assets related to net operating losses.